UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2008

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.

IDAHO POWER COMPANY
Form 8-K

ITEM 7.01      Regulation FD Disclosure.

As previously reported, the Idaho Public Utilities Commission (IPUC) directed Idaho Power Company (IPC) to schedule workshops to resolve issues in connection with IPC’s Power Cost Adjustment (PCA).  IPC has scheduled workshops with the IPUC Staff and other interested parties on July 30, 2008 and August 13, 2008 to address PCA-related issues, including the load growth adjustment rate (LGAR), 90/10 customer/shareholder sharing, forecast methodology, distribution of power cost deferrals and third party transmission expense.

Copies of the PCA analysis and the slide presentation to be delivered by IPC at the July 30, 2008 workshop are furnished as Exhibits 99.1 and 99.2 hereto, respectively.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits.

Number	Description

99.1	Power Cost Adjustment Analysis dated July 30, 2008.

99.2	Power Cost Adjustment Workshop Slide Presentation dated July 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  July 30, 2008

IDACORP, Inc.

By:	/s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:	/s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

INDEX TO EXHIBITS

Number	Description

99.1	Power Cost Adjustment Analysis dated July 30, 2008.

99.2	Power Cost Adjustment Workshop Slide Presentation dated July 30, 2008.

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